UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018

SCANDIUM INTERNATIONAL MINING CORP.
(Exact name of registrant as specified in its charter)

000-54416
(Commission File Number)

British Columbia, Canada	98-1009717
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1430 Greg Street, Suite 501, Sparks, Nevada, 89431
(Address of principal executive offices) (Zip Code)

(775) 355-9500
Issuer’s telephone number

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter). [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07      Submission of Matters to a Vote of Security Holders.

At the 2018 Annual General Meeting of the holders of common shares of Scandium International Mining Corp. held on June 7, 2018, the shareholders voted on the following matters:

1.	Fixing the Number of Directors at Nine. The shareholders approved the number of directors to be fixed at nine.

For:     142,443,417
Against:    3,359,124
Broker Non-Votes:    13,040,167

2.	Election of Directors. The following nominees were elected as directors to serve until the next annual general meeting of the shareholders:

George F. Putnam:	For: 157,603,503
Withheld: 1,239,205
Broker Non-Votes: 0

William B. Harris:	For: 141,670,946
Withheld: 4,131,595
Broker Non-Votes: 13,040,167

Willem P.C. Duyvesteyn:	For: 142,759,503
Withheld: 3,043,038
Broker Non-Votes: 13,040,167

Barry Davies:	For: 142,880,092
Withheld: 2,922,449
Broker Non-Votes: 13,040,167

Warren Davis:	For: 141,682,622
Withheld: 4,119,919
Broker Non-Votes: 13,040,167

James Rothwell:	For: 143,190,672
Withheld: 2,611,869
Broker Non-Votes: 13,040,167

Andrew Greig:	For: 142,759,503
Withheld: 3,043,038
Broker Non-Votes: 13,040,167

Peter B. Evensen:	For: 143,223,042
Withheld: 2,579,499
Broker Non-Votes: 13,040,167

R. Christian Evensen:	For: 143,209,376
Withheld: 2,593,165
Broker Non-Votes: 13,040,167

3.	Appointment of Auditors. The shareholders approved the appointment of Davidson & Company LLP as auditors of the Company at a remuneration to be fixed by the Directors.

For:    143,238,042
Withheld:    2,564,499
Broker Non-Votes:    13,040,167

4.

Approval of Unallocated Entitlements under the Stock Option Plan. Subject to the requirements of the Toronto Stock Exchange, the shareholders approved all unallocated entitlements issuable under the Company’s 2015 stock option plan until June 7, 2021.

For:    142,403,083
Against:    3,399,458
Broker Non-Votes:    13,040,167

Item 7.01        Regulation FD Disclosure.

On June 12, 2018, the Company issued a press release entitled “Scandium International Mining Corp. Announces Results of 2018 Annual General Meeting”.

A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01        Financial Statements and Exhibits.

The following Exhibit relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

99.1	News release dated June 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scandium International Mining Corp.
Date:	June 12, 2018	(Registrant)

“Edward Dickinson”
Edward Dickinson, Chief Financial Officer